                     THE FINANCE COMPANY OF PENNSYLVANIA
                                 FOUNDED 1871


                                    [LOGO]


                                ANNUAL REPORT

                              DECEMBER 31, 1996

                      THE FINANCE COMPANY OF PENNSYLVANIA
                               226 WALNUT STREET
                             PHILADELPHIA, PA 19106

                               BOARD OF DIRECTORS
                             Charles E. Mather III

        Shaun F. O'Malley                 Jonathan D. Scott
      Herbert S. Riband, Jr.              Frank A. Wood, Jr.

                                    OFFICERS
                        Charles E. Mather III, President
                    Frank A. Wood, Jr., Secretary-Treasurer
                   Doranne H. Case, Asst. Secretary-Treasurer
                     Mary Ellen Christ, Assistant Secretary

                      THE FINANCE COMPANY OF PENNSYLVANIA
                               226 WALNUT STREET
                             PHILADELPHIA, PA 19106

                               February 10, 1997

TO OUR SHAREHOLDERS:

     We are pleased to submit your Company's one hundred and twenty-fifth Annual Report.

     The following is a summary of financial information for the years 1992 to 1996:

            NET           DIVIDENDS PAID        DEC. 31
         INVESTMENT     ------------------     NET ASSET
YEAR       INCOME       REGULAR     EXTRA*       VALUE
-----    ----------     -------     ------     ---------
 1992       20.90        10.75      10.14        633.16
 1993       22.14        11.00      11.09        646.40
 1994       23.05        11.00      11.99        568.74
 1995       24.80        11.00      15.73        736.90
 1996       25.65        11.00      14.67        827.81

     As a Regulated Investment Company, the Company is required to pay to its shareholders at least 98% of its ordinary income for the calendar year 1996 or pay a 4% non-deductible Federal Excise Tax on its undistributed ordinary income. Your Board of Directors has elected to distribute 100% of the ordinary income.

     On January 31, 1997, the Company paid to the Shareholders of record on December 31, 1996, the regular quarterly dividend of $2.75 and an extra dividend of $14.67, making a total dividend of $17.42 per share. The tax law also requires that the final dividend, although paid in 1997, is taxable to the shareholders in 1996. In addition to this dividend, in 1996 the Company paid to the shareholders three regular dividends of $2.75 on March 29, June 28 and September 30, for a total of $11.00 in regular dividends.

     Common stocks constitute 80.19% of the portfolio of investments at market on December 31, 1996, compared with 78.87% one year earlier.

     Our Investment Adviser, Cooke & Bieler, Inc., is present at each of our Board Meetings and is available for consultation throughout the year.

     The board and staff of THE FINANCE COMPANY OF PENNSYLVANIA thank you for your loyalty to our company as we face the challenges and opportunities of 1997.

                                           /s/ CHARLES E. MATHER III

                                           Charles E. Mather III, President

*Includes short term capital gain of $1.97 in 1995 and $.27 in 1996.

[Deloitte & Touche LLP Letterhead]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of The Finance Company of Pennsylvania:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Finance Company of Pennsylvania as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1996 and 1995, and the condensed financial information for each of the years in the five-year period ended December 31, 1996. These financial statements and the condensed financial information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the condensed financial information based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the condensed financial information are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and condensed financial information present fairly, in all material respects, the financial position of The Finance Company of Pennsylvania at December 31, 1996, the results of its operations, the changes in its net assets, and the condensed financial information for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
January 24, 1997

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

ASSETS
INVESTMENTS-AT MARKET OR FAIR VALUE (NOTE 1):
     U.S. TREASURY NOTES (IDENTIFIED COST
        $4,413,663)...................................   $ 4,555,796
     MUTUAL FUNDS & OTHER SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $5,194,124)...............     5,188,167
     COMMON STOCKS (IDENTIFIED COST $8,770,422)
           INCLUDING AFFILIATE (NOTE 2)...............    39,425,873
                                                         -----------
                TOTAL INVESTMENTS.....................    49,169,836
CASH..................................................        17,224
ACCRUED INTEREST AND DIVIDENDS RECEIVABLE.............       237,305
PREPAID EXPENSES......................................        17,270
OTHER ASSETS..........................................         2,250
                                                         -----------

                TOTAL.................................    49,443,885
                                                         -----------
LIABILITIES
DIVIDENDS PAYABLE (NOTE 6)............................     1,010,399
ACCRUED EXPENSES AND TAXES (NOTE 1)...................       663,200
                                                         -----------

                TOTAL.................................     1,673,599
                                                         -----------
NET ASSETS
NET ASSETS (WITH INVESTMENTS AT MARKET OR FAIR VALUE)
     EQUIVALENT TO $827.81 PER SHARE ON 57,707 SHARES
     OF $10 PAR VALUE CAPITAL STOCK OUTSTANDING AT
     DECEMBER 31, 1996 (AUTHORIZED 232,000 SHARES)....   $47,770,286
                                                         ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                       U.S. TREASURY OBLIGATIONS -- 9.27%

                                                            Aggregate
                                                              Quoted
Principal                                     Identified   Market Price
 Amount                                          Cost        (Note 1)
---------                                     ----------   ------------
1,000,000   U.S. TREASURY NOTES 9 1/4% DUE
                 8/15/98....................  $1,000,079   $ 1,050,312
  900,000   U.S. TREASURY NOTES 8 7/8% DUE
                 2/15/99....................     900,705       952,031
  700,000   U.S. TREASURY NOTES 7 3/4% DUE
                 1/31/00....................     699,296       732,594
1,000,000   U.S. TREASURY NOTES 7 7/8% DUE
                 8/15/01....................   1,052,670     1,065,937
  750,000   U.S. TREASURY NOTES 6 3/8% DUE
                 8/15/02....................     760,913       754,922
                                              ----------   -----------
                    TOTAL...................   4,413,663     4,555,796
                                              ----------   -----------

                 MUTUAL FUNDS AND OTHER SHORT-TERM
                          SECURITIES -- 10.55%

       Face Value/
     Principal Amount
--------------------------
   10,000   TREASURY TRUST FUND.............      10,000        10,000
1,972,470   FEDERAL TRUST FUND..............   1,972,470     1,972,470
2,212,291   FED FUND........................   2,212,291     2,212,291
  500,000   U.S. TREASURY BILL 5.09% DUE
                 1/9/97.....................     499,391       493,250
  500,000   U.S. TREASURY NOTES 8% DUE
                 1/15/97....................     499,972       500,156
                                              ----------   -----------
                    TOTAL...................   5,194,124     5,188,167
                                              ----------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 1996

                            COMMON STOCKS -- 80.18%

                                                            Aggregate
                                                              Quoted
 Number                                       Identified   Market Price
of Shares                                        Cost        (Note 1)
---------                                     ----------   ------------
            PETROLEUM AND MINING -- 7.10%
   16,000   EXXON CORP......................  $   91,444   $ 1,568,000
   10,000   MOBIL CORP. ....................      62,715     1,222,500
   15,000   PENN VIRGINIA CORP. ............      22,382       701,250
                                              ----------   -----------
                     TOTAL..................     176,541     3,491,750
                                              ----------   -----------
            BANKING, INSURANCE AND FINANCIAL
            HOLDING COMPANIES -- 40.62%
    9,500   MARSH & MCLENNAN, INC. .........  $  522,710       988,000
  484,000   PNC BANK CORP. .................     292,417    18,210,500
   12,000   STATE STREET BOSTON CORP. ......     376,689       775,500
                                              ----------   -----------
                     TOTAL..................   1,191,816    19,974,000
                                              ----------   -----------
            MANUFACTURING AND DIVERSIFIED -- 19.89%
   16,000   AMP, INC. ......................     422,130       614,000
    2,500   BOEING CO. .....................      93,363       266,250
   21,000   CORNING INC. ...................     631,845       971,250
   14,500   DOVER CORP. ....................     261,750       732,250
    6,000   DOW CHEMICAL CO. ...............     116,338       470,250
    6,000   EMERSON ELECTRIC................     181,980       581,250
   19,000   GENUINE PARTS CO. ..............     469,072       845,500
    3,500   INT'L BUSINESS MACHINE..........     363,995       530,250
    8,000   INT'L FLAVORS & FRAGRANCES......     327,606       360,000
   10,000   MINNESOTA MINING & MFG. CO. ....     170,764       830,000
   10,000   MOTOROLA .......................     516,200       612,500
   21,500   READERS DIGEST A................     882,941       865,375
   15,000   RUBBERMAID INC. ................     361,425       339,375
   15,000   SHERWIN WILLIAMS CO. ...........     481,800       840,000
   11,000   UNION CAMP CORP. ...............     386,515       525,250
    7,500   XEROX CORP. ....................     351,150       394,688
            --------------------------------  ----------   -----------
                     TOTAL..................   6,018,874     9,778,188
            --------------------------------  ----------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 1996

                           COMMON STOCKS -- CONCLUDED

                                                            Aggregate
                                                              Quoted
 Number                                      Identified    Market Price
of Shares                                       Cost         (Note 1)
---------                                    -----------   ------------
            DRUGS AND PHARMACEUTICALS -- 5.60%
    9,000   BRISTOL-MYERS SQUIBB CO. ......  $   506,137   $   981,000
    8,000   JOHNSON & JOHNSON..............       88,070       398,000
    7,500   MERCK & CO. ...................      168,925       597,188
   12,000   SCHERING-PLOUGH................      342,795       777,000
                                             -----------   -----------
                     TOTAL.................    1,105,927     2,753,188
                                             -----------   -----------
            COMMUNICATIONS -- 1.32%
   10,000   BELL ATLANTIC CORP. ...........      178,287       647,500
                                             -----------   -----------
            FOOD/RETAIL MERCHANDISING -- 2.46%
   23,000   COCA-COLA CO. .................       27,578     1,210,375
                                             -----------   -----------
            DIVERSIFIED HOLDING -- 3.19%
      732   PENNSYLVANIA WAREHOUSING AND
                 SAFE DEPOSIT COMPANY (NOTE
                 2)........................       71,399     1,570,872
                                             -----------   -----------
                     TOTAL COMMON STOCKS...    8,770,422    39,425,873
                                             -----------   -----------
                     TOTAL INVESTMENTS.....  $18,378,209   $49,169,836
                                             ===========   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:
     INCOME:
           DIVIDENDS (INCLUDING DIVIDENDS FROM
                AFFILIATE -- NOTE 2).....................    $1,463,075
           INTEREST......................................       390,497
                                                             ----------
                TOTAL....................................     1,853,572
     EXPENSES:
           COMPENSATION....................   $   103,125
           TAXES OTHER THAN INCOME TAXES...        22,105
           DIRECTORS' FEES (NOTE 5)........        41,150
           INVESTMENT ADVISORY FEES (NOTE
             5)............................       100,026
           LEGAL...........................         6,375
           AUDITING & ACCOUNTING...........        46,980
           CUSTODIAN.......................        14,252
           INSURANCE.......................        20,296
           OTHER OFFICE AND
             ADMINISTRATIVE................        28,640
                                              -----------
                TOTAL....................................       382,949
                                                             ----------
     NET INVESTMENT INCOME...............................     1,470,623
                                                             ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  (NOTE 3):
     REALIZED GAIN FROM SECURITY
        TRANSACTIONS
           (EXCLUDING SHORT-TERM
             INVESTMENTS):
           PROCEEDS FROM SALES.............   $ 3,675,509
           COST OF SECURITIES SOLD.........     1,852,207
                                              -----------
                NET REALIZED GAIN........................     1,823,302
     UNREALIZED APPRECIATION OF
        INVESTMENTS:
           AT JANUARY 1, 1996..............    26,719,524
           AT DECEMBER 31, 1996............    30,791,626
                                              -----------
     INCREASE IN NET UNREALIZED APPRECIATION.............     4,072,102
                                                             ----------
NET GAIN ON INVESTMENTS..................................     7,366,027
CAPITAL GAINS TAX PAYABLE ON BEHALF OF SHAREHOLDERS
  (NOTE 1)...............................................      (631,197)
                                                             ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....    $6,734,830
                                                             ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                1996           1995
                                             -----------    -----------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
     NET INVESTMENT INCOME................   $ 1,470,623    $ 1,455,706
     NET REALIZED GAIN ON INVESTMENTS.....     1,823,302      1,559,359
     INCREASE IN NET UNREALIZED
        APPRECIATION ON INVESTMENTS.......     4,072,102      8,942,162
     CAPITAL GAINS TAX PAYABLE ON BEHALF
        OF SHAREHOLDERS (NOTE 1)..........      (631,197)      (499,377)
                                             -----------    -----------
     NET INCREASE IN NET ASSETS RESULTING
        FROM OPERATIONS...................     6,734,830     11,457,850
     UNDISTRIBUTED INVESTMENT INCOME
        INCLUDED IN PRICE OF SHARES
        REDEEMED..........................        (2,860)       (14,095)
     REALIZED GAIN FROM SECURITY
        TRANSACTIONS INCLUDED IN PRICE OF
        SHARES REDEEMED...................        (4,509)       (18,569)
     DIVIDENDS TO SHAREHOLDERS FROM NET
        INVESTMENT INCOME.................    (1,482,730)    (1,555,512)
CAPITAL SHARE TRANSACTIONS:
     (EXCLUSIVE OF AMOUNTS ALLOCATED TO
        INVESTMENT INCOME AND NET REALIZED
        GAIN FROM SECURITY TRANSACTIONS)
        (NOTE 1):
           COST OF SHARES OF CAPITAL STOCK
             REDEEMED.....................      (181,342)      (855,906)
                                             -----------    -----------
     TOTAL INCREASE IN NET ASSETS.........     5,063,389      9,013,768
NET ASSETS:
     BEGINNING OF YEAR....................    42,706,897     33,693,128
                                             -----------    -----------
     END OF YEAR [INCLUDING UNDISTRIBUTED
        NET INVESTMENT LOSS OF ($269,130)
        AND ($269,069) RESPECTIVELY]......   $47,770,286    $42,706,896
                                             ===========    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

                         NOTES TO FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

1. SIGNIFICANT ACCOUNTING POLICIES
     The Company is registered under the Investment Company Act of 1940, as amended, as a regulated open-end investment company. On April 21, 1964, the stockholders approved amendments to the Articles of Incorporation whereby, since that date, the Company has held itself ready to redeem any of its outstanding shares at net asset value. Net asset value for redemptions is determined at the close of business on the day of formal tender of shares or the next day on which the New York Stock Exchange is open. Transactions in capital stock were as follows:

                                                 Number         Aggregate
                                                of Shares        amount
                                                ---------       ---------
Shares redeemed:
     Year Ended December 31, 1996.............      248         $188,711
     Year Ended December 31, 1995.............    1,287         $888,570

     The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

Portfolio Valuation
     Investments are valued using published bid quotes as of December 31, 1996. Costs used to determine realized gain or loss from securities transactions are those of the specific securities sold. Investments in non-marketable securities are valued at fair value as determined by the Board of Directors (see Note 2).

Federal Income Taxes
     No provision has been made for Federal income taxes other than capital gains tax because the Company has elected to be taxed as a regulated investment company meeting certain requirements of the Internal Revenue Code. As such, the Company is paying the applicable Federal capital gains tax for shareholders and retaining the net balance for reinvestment, except to the extent that such gains are considered to have been distributed to redeeming shareholders.

Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The Company's financial statements include amounts that are based on management's best estimates and judgments. Actual results could differ from those estimates.

Other
     As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

2. NON-MARKETABLE SECURITY OF AFFILIATE
     There is no ready market for the below listed security. Fair value is established by the Board of Directors of The Finance Company of Pennsylvania.

     The Pennsylvania Warehousing and Safe Deposit Company is defined as an affiliate under the Investment Company Act of 1940 in that the Company owns 5% or more of the outstanding voting securities of such company. Further, if at the time of public sale of any of these shares the Company would be deemed a "control person," it would be necessary to register said shares under the Securities Act of 1933 prior to their sale.

                                                                         For the
                                                                       year ended
                                      December 31, 1996               December 31,
                            -------------------------------------         1996
                            Percent     Identified        Fair          Dividend
Shares                       Owned         Cost          Value           Income
-------                     -------     ----------     ----------     -------------
732        Pennsylvania
           Warehousing
           and Safe
           Deposit
           Company          16.92%       $71,399       $1,570,872        $82,716
                            =======      =======       ==========        =======

3. PURCHASES AND SALES OF SECURITIES
     The aggregate cost of securities purchased, the proceeds from sales and maturities of investments, and the cost of securities sold (excluding U.S. Government short-term securities) for the year ended December 31, 1996 were:

                                Historical                         Cost of
                                  Cost of      Proceeds from     Securities
                                Investments      Sales and        Sold and
                                 Purchased      Maturities         Matured
                                -----------    -------------    -------------
Common stocks................   $2,116,888      $3,675,509      $1,852,207
Mutual funds and other short-
  term securities............    4,715,863       4,109,693       4,109,693
                                ----------      ----------      ----------
     Total...................   $6,832,751      $7,785,202      $5,961,900
                                ==========      ==========      ==========

4. LEASE
     The Company rents office space under a lease expiring in April 1997. The lessor Company's President also serves on the Board of Directors of the Company. Minimum annual rental for this space is $5,100.

5. OTHER INFORMATION FOR THE YEAR ENDED
   DECEMBER 31, 1996
     Directors of the Company, who are not also employees, are paid a fee for attendance at meetings of the Board of Directors and its committees. Compensation of officers amounted to $103,125.

     Investment advisory fees payable monthly to Cooke & Bieler, Inc., are based on the monthly closing portfolio value, less the value of certain investments at an annual rate of .5 of 1%.

6. SUBSEQUENT EVENT
     A dividend from net investment income of $1,005,256 was declared on December 11, 1996 payable at $17.42 per share on January 31, 1997 to shareholders of record on December 31, 1996.

                        CONDENSED FINANCIAL INFORMATION

Selected data for each share of capital stock outstanding throughout each period:

                                             Year Ended December 31
                                1996       1995       1994       1993       1992
                               ---------------------------------------------------
----------------------------------------------------------------------------------
Investment income...........   $ 32.33    $ 30.77    $ 28.64    $ 27.52    $ 26.48
Expenses....................      6.68       5.97       5.59       5.38       5.58
                               -------    -------    -------    -------    -------
Net investment income.......     25.65      24.80      23.05      22.14      20.90
Dividends from net
  investment
  income....................    (25.67)    (26.73)    (22.99)    (22.09)    (20.89)
Net realized gain (loss) and
  increase (decrease) in
  unrealized appreciation...     90.93     170.09     (77.72)     13.19      35.21
                               -------    -------    -------    -------    -------
Net increase (decrease) in
  net asset value...........     90.91     168.16     (77.66)     13.24      35.22
Net asset value:
  Beginning of year.........    736.90     568.74     646.40     633.16     597.94
                               -------    -------    -------    -------    -------
  End of year...............   $827.81    $736.90    $568.74    $646.40    $633.16
                               =======    =======    =======    =======    =======
Annual ratio of expenses to
  average net assets........      0.86%      0.89%      0.89%      0.81%      0.91%
Annual ratio of net
  investment income to
  average net assets........      3.32%      3.72%      3.68%      3.34%      3.40%
Annual portfolio turnover
  rate......................      5.29%      4.67%      9.17%      9.16%      7.65%
Number of shares outstanding
  at end of period
  (in thousands)............        58         58        .59         60         61

                       See Notes to Financial Statements

                    CHANGES IN THE PORTFOLIO OF INVESTMENTS
                     (EXCLUSIVE OF SHORT-TERM INVESTMENTS)
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1996

                                   PURCHASES

                                             Changes        Balance
                                              During      December 31,
                                            the Period        1996
                                            ----------    ------------
                                                 Number of Shares
                                            --------------------------
AMP Inc..................................      6,000         16,000
Int'l Business Machines..................      1,000          3,500
Motorola.................................      6,000         10,000
Readers Digest A.........................      3,000         21,500
Rubbermaid...............................     15,000         15,000
Xerox Corp. .............................      7,500          7,500

                                     SALES

                                                 Number of Shares
                                            --------------------------
American Greetings.......................     20,000            -0-
Avery Dennison Corp. ....................      5,000            -0-
Boeing Co. ..............................      1,000          2,500
Coca Cola................................      5,000         23,000
Dun & Bradstreet.........................     11,000            -0-
Imation..................................      1,000            -0-
State Street Boston Corp. ...............      4,000         12,000